      COMMON STOCK                                             COMMON STOCK

         NUMBER                                                   NUMBER

                                    HAWAIIAN
                                    NATURAL
                              WATER COMPANY, INC.

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF HAWAII                             CUSIP 419883 10 3


THIS CERTIFIES THAT





IS THE OWNER OF


      FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF


                      HAWAIIAN NATURAL WATER COMPANY, INC.

                              CERTIFICATE OF STOCK

(herein called the "Corporation"), transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the fascimile signatures of its duly authorized officers.

Dated:

                                   CORPORATE

                                      SEAL

                      HAWAIIAN NATURAL WATER COMPANY, INC.

                                  INCORPORATED

                                 STATE OF HAWAII

                                 SEPT. 13, 1994

               SECRETARY                                    PRESIDENT


COUNTERSIGNED AND REGISTERED:
               CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                              (NEW YORK, N.Y.)              TRANSFER AGENT
                                                             AND REGISTRAR

BY:

                                                            AUTHORIZED OFFICER

                      HAWAIIAN NATURAL WATER COMPANY, INC.
-------------------------------------------------------------------------------
      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common        UNIF GIFT MIN ACT-________Custodian________
TEN ENT- as tenants by the entireties                   (Cust)           (Minor)
 JT TEN- as joint tenants with
         right of survivorship and                 under Uniform Gifts to Minors
         not as tenants in common
                                                   Act__________________________
                                                               (State)

    Additional abbreviations may also be used though not in the above list.

      For Value received,______________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

 _____________________________________
|                                     |
|                                     |
|_____________________________________|_________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

____________________________________________________________________Attorney, to

transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,___________________
                           X____________________________________________________

                           X____________________________________________________
                           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

      SIGNATURE GUARANTEED:_____________________________________________________
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.